2019 Fourth Quarter and Annual Earnings Presentation January 21, 2020

IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS In connection with the proposed merger with Franklin, FB Financial will file a registration statement on Form S-4 with the SEC. The registration statement will contain the joint proxy statement of Franklin and FB Financial to be sent to the FB Financial and Franklin shareholders seeking their approvals in connection with the merger and the issuance of FB Financial common stock in the merger. The registration statement will also contain the prospectus of FB Financial to register the shares of FB Financial common stock to be issued in connection with the merger. A definitive joint proxy statement/prospectus will also be provided to FB Financial and Franklin shareholders as required by applicable law. Investors and shareholders are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, as well as any other relevant documents filed by FB Financial and Franklin with the SEC, including any amendments or supplements to the registration statement and other documents filed with the SEC, because they will contain important information about the Franklin merger, Franklin, and FB Financial. The registration statement and other documents filed with the SEC may be obtained for free on the SEC’s website (www.sec.gov). The definitive proxy statement/prospectus will also be made available for free by contacting FB Financial Corporation Investor Relations at (615) 564-1212 or investors@firstbankonline.com, or by contacting Franklin Investor Relations at (615) 236-8327 or investors@franklinsynergy.com. This press release does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. PARTICIPANTS IN THE SOLICITATION FB Financial, Franklin, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FB Financial and Franklin shareholders in connection with the proposed Franklin merger under the rules of the SEC. Information about the directors and executive officers of FB Financial may be found in the definitive proxy statement for FB Financial’s 2019 annual meeting of shareholders, filed with the SEC by FB Financial on April 16, 2019, and other documents subsequently filed by FB Financial with the SEC. Information about the directors and executive officers of Franklin may be found in the definitive proxy statement for Franklin’s 2019 annual meeting of shareholders, filed with the SEC by Franklin on April 12, 2019, and other documents subsequently filed by Franklin with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. Free copies of these documents may be obtained as described in the paragraph above. 1

Forward–Looking Statements Certain statements contained in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the timing, benefits, costs, and synergies of the proposed merger with Franklin Financial Network, Inc. (“Franklin”) (the “Franklin merger”) and of the proposed merger with FNB Financial Corp. (“FNB”) (together with the Franklin merger, the “mergers”), and FB Financial’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward- looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) the risk that the cost savings and any revenue synergies from the mergers or another acquisition may not be realized or may take longer than anticipated to be realized, (2) disruption from the mergers with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement with Franklin, (4) the failure to obtain necessary regulatory approvals for the Franklin merger, (5) the failure to obtain the approval of FB Financial and Franklin’s shareholders in connection with the Franklin merger, (6) the possibility that the costs, fees, expenses, and charges related to the mergers may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Franklin merger to be satisfied, (8) the risks related to the integrations of the combined businesses following the mergers, including the risk that the integrations will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on issues related to the mergers, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following the mergers, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) reputational risk and the reaction of the parties’ respective customers to the mergers, (14) FB Financial’s ability to successful execute its various business strategies, including its ability to execute on potential acquisition opportunities, (15) the risk of potential litigation or regulatory action related to the Franklin merger, and (16) general competitive, economic, political, and market conditions. Further information regarding FB Financial and factors which could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the Securities and Exchange Commission (the “SEC”). Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect the company. FB Financial qualifies all forward-looking statements by these cautionary statements. 2

Use of non-GAAP financial measures This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, core noninterest expense, core revenue, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax- efficiency basis), adjusted mortgage contribution, adjusted return on average assets and equity, pro forma return on average assets and equity, and pro form adjusted return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non‐core/adjusted in nature. The Company refers to these non‐GAAP measures as adjusted or core measures. The corresponding Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures. 3

FirstBank

4Q 2019 and annual highlights

Key highlights

- Adjusted diluted EPS[1] of $0.70 and $2.83 for 4Q 2019 and 2019, respectively, resulting in
  - Adjusted ROAA[1] of 1.42% for 4Q 2019 and 1.55% for 2019
  - Adjusted ROATCE[1] of 15.2% for 4Q 2019 and 16.4% for 2019
- Loans (HFI) grew to $4.41 bn, a 20.2% increase from 4Q 2018
  - Year-over-year organic growth of 10.0%
  - 4Q 2019 annualized growth of 5.9%
- Customer deposits grew to $4.91 bn, a 20.8% increase from 4Q 2018
  - Year-over-year organic growth of 6.3%
  - 4Q 2019 annualized growth of 1.5%
- Continued customer-focused balance sheet growth resulting in a net interest margin of 4.12% for 4Q 2019
  - Contractual yield on loans of 5.27%, down 23 bps from 3Q 2019
  - Cost of total deposits of 1.02%, down 9 bps from 3Q 2019
- Total pre-tax mortgage contribution, adjusted[1] of $3.0 mm in 4Q 2019 and $11.7 mm for 2019; completed mortgage restructuring in 3Q 2019
- Completed acquisition of Atlantic Capital branches in April 2019; announced acquisition of FNB Financial Corporation in Scottsville, KY on September 17, 2019; announced acquisition of Franklin Financial Network, Inc. on January 21, 2020

Financial results

	4Q19	FY 2019
Diluted earnings per share	$0.68	$2.65
Adjusted diluted earnings per share[1]	$0.70	$2.83
Net income ($mm)	$21.6	$83.8
Adjusted net income[1] ($mm)	$22.1	$89.3
Net interest margin	4.12%	4.34%
Impact of accretion and nonaccrual interest (bps)	21	18
Return on average assets	1.39%	1.45%
Adjusted return on average assets[1]	1.42%	1.55%
Return on average tangible common equity[1]	14.9%	15.4%
Adjusted return on average tangible common equity[1]	15.2%	16.4%
Efficiency ratio	67.5%	67.7%
Core efficiency ratio[1]	66.5%	65.4%
Tangible common equity / tangible assets[1]	9.7%	9.7%

[1] Results are non-GAAP financial measures that adjust GAAP reported net income, total assets, equity and other metrics for certain intangibles, income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures

4

Delivering balanced profitability and growth Pro forma return on average assets, adjusted¹ 1.69% 1.55% 1.46% 1.52% 1.21% 2015 2016 2017 2018 2019 Drivers of profitability Loans/deposits Net interest margin Noninterest income ($mm) NPLs (HFI) / loans (HFI) (%) Loans excluding HFS Loans HFS 101% 95% $145 $142 95% $135 88% 15% $131 81% 7% 6% 4.66% 11% 19% 4.46% 4.34% $92 0.68% 0.60% 4.10% 0.54% 0.46% 86% 88% 89% 3.97% 70% 69% 0.32% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 ¹ Our pro forma net income includes a pro forma provision for federal income taxes using a combined effective income tax rate of 35.08% and 36.75% for the years ended December 31, 2015 and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. The years ended December 31, 2015, 2016, 2017 and 2018 are annual percentages. See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures 5

Net interest margin remains strong Historical yield and costs Average interest earning assets Yield on loans Cost of deposits NIM 7.0% $6,000 6.0% $5,000 5.0% $4,000 4.0% $3,000 3.0% $2,000 2.0% assets($mm) $1,000 1.0% earninginterestAvg. Yields and Costsand(%)Yields -- $0 4Q18 1Q19 2Q19 3Q19 4Q19 NIM (%) 4.50% 4.61% 4.39% 4.28% 4.12% Impact of accretion and nonaccrual 17 17 17 16 21 interest (bps) Total deposit cost (%) 1.03% 1.14% 1.14% 1.11% 1.02% 4Q18 3Q19 4Q19 Contractual interest rate on loans HFI¹ 5.56% 5.50% 5.27% Origination and other loan fee income 0.33% 0.30% 0.26% 5.89% 5.80% 5.53% Nonaccrual interest 0.01% 0.02% 0.04% Accretion on purchased loans 0.21% 0.19% 0.23% Syndication fee income 0.00% 0.00% 0.00% Total loan (HFI) yield 6.11% 6.01% 5.80% ¹ Includes tax-equivalent adjustment 6

Consistent loan growth and balanced portfolio Total loan growth1 ($million) and commercial real estate concentration % of Risk-Based Capital Commercial real estate (CRE) 2 4Q19 concentrations 3Q19 (preliminary) C&D loans subject to 100% risk- 89% 88% based capital threshold $4,290 $4,345 $4,410 $3,787 $3,668 Total CRE loans subject to 300% 255% 247% risk-based capital threshold3 4Q18 1Q19 2Q19 3Q19 4Q19 Loan portfolio breakdown1 4Q18 4Q19 Other Other 6% 1-4 family 6% 1-4 family 15% 16% 1-4 family 1-4 family HELOC HELOC 5% 5% Multifamily Multifamily C&I 2% C&I 38% 37% 2% C&D C&D 15% 13% CRE CRE³ 19% 21% Total HFI loans: $3,668 million Total HFI loans: $4,410 million ¹ Exclude HFS loans, C&I includes owner-occupied CRE. ² Risk-based capital at FirstBank as defined in Call Report. 4Q 2019 calculation is preliminary and subject to change. ³ Excludes owner- occupied CRE. 7

Stable core deposit franchise Total deposits ($mm) Cost of deposits Customer deposits Brokered and internet time deposits Noninterest bearing (%) Cost of total deposits (%) 30.0% 24.5% $4,922 $4,935 24.7% $4,843 25.0% 22.8% 22.4% 23.0% $30 $25 $20 $4,303 20.0% $4,172 1.14% 1.14% 1.11% $61 1.03% 1.02% $103 15.0% $4,813 $4,897 $4,915 10.0% $4,069 $4,242 5.0% 0.0% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Noninterest bearing deposits ($mm Deposit composition Time 24% Noninterest- bearing checking 25% Savings $1,214 $1,208 4% $1,112 Interest-bearing $949 $965 Money market checking 26% 21% 4Q19 1Q19 2Q19 3Q19 4Q19 46% Checking accounts ¹ Includes mortgage servicing-related escrow deposits of $53.5mm, $70.1mm, $70.4mm, $121.4mm and $92.6mm for the quarters ended December 31, 2018, March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019, respectively. 8

Mortgage operations overview Highlights Quarterly mortgage production ◼ Total Mortgage pre-tax contribution of $3.0mm for 4Q 2019; Consumer Direct adjusted contribution of $11.7mm for 2019; adjusted for Retail 4Q18 3Q19 4Q19 $2.0mm of restructuring related expenses Wholesale ◼ Mortgage banking income $26.2 mm, up 37.8% from 4Q 2018 and down 10.3% from 3Q 2019 ◼ Deployed new Consumer Direct digital platform which should assist in decreasing cost per loan IRLC volume: $1,311mm $1,636mm $1,082mm ◼ Exit of wholesale origination channels allows additional focus IRLC pipeline2: $319mm $679mm $453mm on enhancing retail channels and improving operating Refinance %: 34% 69% 67% efficiency moving forward Purchase %: 66% 31% 33% Mortgage banking income ($mm) Total pre-tax contribution, adjusted¹ (%) 4Q18 3Q19 4Q19 Banking (excluding retail footprint) Total Mortgage (including retail footprint) Gain on Sale $21.5 $28.0 $31.8 2016 2019 10.0% Fair value ($4.6) $2.3 ($4.3) changes 36.4% Servicing $4.6 $4.0 $4.9 Revenue Fair value ($2.5) $(5.1) ($6.2) 63.6% MSR changes Total $19.0 $29.2 $26.2 Income 90.0% ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures ² As of the respective period-end 9

Managing operating leverage

Highlights

- Consolidated 4Q 2019 core efficiency ratio[1] of 66.5%
- Integration of Atlantic Capital branch acquisition completed and in line with expectations
- Mortgage contribution remains strong with lower rate environment
- Core bank operating expense growth in mid-single digits as company builds the foundation to cross $10 billion in asset size
- Continued investment in revenue producers, technology and operational capabilities to improve on current platforms and provide scalability

Core efficiency ratio (tax-equivalent basis)[1]



Banking segment
Consolidated
Mortgage segment
57.0%
67.5%
NM
54.7%
64.9%
NM
58.5%
65.9%
93.3%
59.6%
64.5%
85.0%
61.1%
66.5%
92.4%
4Q18
1Q19
2Q19
3Q19
4Q19

[1] See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP measures.

10

Asset quality remains solid Nonperforming ratios Classified & PCI loans ($mm) NPLs (HFI)/loans (HFI) NPAs/assets 1 Classified Purchased credit impaired 0.77% $79 $80 $66 $69 $69 $67 0.61% 0.59% 0.62% 0.60% $61 $63 $63 0.57% $57 0.46% 0.47% 0.41% 0.43% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 LLR/loans Net charge-offs/average loans 0.79% 0.79% 0.30% 0.72% 0.71% 0.70% 0.06% 0.06% 0.05% 0.05% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 ¹ Includes acquired excess land and facilities held for sale–see page 14 of the Quarterly Financial Supplement. 11

Strong capital position for future growth Capital position Tangible book value per share2 4Q18 3Q19 4Q191 $18.03 $18.55 Shareholder’s 13.1% 12.2% 12.4% equity/Assets $11.56 $11.58 TCE/TA² 10.5% 9.4% 9.7% Common equity 11.7% 10.8% 11.1% tier 1/Risk-weighted 3Q16 4Q16 3Q19 4Q19 assets Simple capital structure Tier 1 capital/Risk- 12.4% 11.3% 11.6% weighted assets Tier 2 ALLL Trust Preferred 5% 5% Total capital/Risk- 13.0% 12.0% 12.2% weighted assets Common Equity Tier 1 Tier 1 capital 11.4% 10.1% 10.1% Capital /Average assets 90% Total regulatory capital: $633.51 mm ¹ Total regulatory capital, FB Financial Corporation. 4Q 2019 calculation is preliminary and subject to change. ² See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 12

Appendix 13

GAAP reconciliation and use of non-GAAP financial measures Net income and diluted earnings per share, adjusted 14

GAAP reconciliation and use of non-GAAP financial measures Pro forma net income and diluted earnings per share, adjusted* 15

GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis) 16

GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis) 17

GAAP reconciliation and use of non-GAAP financial measures Segment core efficiency ratios (tax-equivalent basis) 18

GAAP reconciliation and use of non-GAAP financial measures Mortgage contribution, adjusted 19

GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity 20

GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity 21

GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity, adjusted Return on average assets and equity, adjusted 22

GAAP reconciliation and use of non-GAAP financial measures Pro forma return on average assets and equity, adjusted 23